UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21861

AMERICAN CENTURY GROWTH FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2017

Adaptive All Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Sentiment Fueled Rally Among Stocks

The reporting period began on a relatively upbeat note for investors, as major central banks maintained accommodative policies in the wake of the surprise June 2016 Brexit vote (the U.K.’s vote to exit the European Union). Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered risk-on sentiment and equity market returns. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, investment-grade bonds generally struggled. After halting its interest rate-tightening campaign for a year, the Federal Reserve (the Fed) raised short-term interest rates in December 2016. Two more rate hikes followed, lifting the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its massive portfolio of U.S. Treasury and mortgage-backed securities. Against this backdrop, Treasury yields increased, and Treasury returns declined. Corporate bonds—particularly high-yield corporate bonds—were bright spots, generating positive performance against a backdrop of positive corporate earnings, investor demand for yield, and a rallying stock market.

Late in the reporting period, investors began tempering their expectations for President Trump’s policy agenda amid political gridlock on health care and tax reform. Further delays to the president’s pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may soften future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to favor a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMNX	12.85%	13.96%	6.00%	—	5/31/06
Russell 3000 Index	—	16.14%	14.78%	7.82%	—	—
I Class	ACMHX	13.03%	14.18%	6.21%	—	5/31/06
R Class	ACMEX	12.23%	13.39%	5.45%	—	5/31/06
R5 Class	ACMUX	—	—	—	4.40%	4/10/17
R6 Class	ACMMX	—	—	—	11.05%	12/1/16
Advisor Class	ACMFX	12.53%	13.66%	5.72%	—	5/31/06
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,914

Russell 3000 Index — $21,250

Total Annual Fund Operating Expenses
Investor Class	I Class	R Class	R5 Class	R6 Class	Advisor Class
1.16%	0.96%	1.66%	0.96%	0.81%	1.41%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Joe Reiland and Stephen Pool

In January 2017, portfolio manager Don Owen retired from American Century and portfolio manager Joe Reiland was added to the fund’s management team.

Performance Summary

Adaptive All Cap returned 12.85%* for the 12 months ended July 31, 2017, lagging the 16.14% return of the portfolio’s benchmark, the Russell 3000 Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 3000 Index, information technology and financials stocks drove the benchmark’s performance. The telecommunication services and real estate sectors recorded modest losses.

Throughout the year, we continued to use our quantitative process that continually evaluates the market environment and its influence on company characteristics to identify potentially successful stocks. Purchases and sales, as well as individual security and industry allocations, are the result of applying this process as company-specific and market events change. Stock selection among financials and an underweight allocation to the sector were major detractors from the fund’s performance relative to the benchmark. Stock decisions in the information technology sector also hurt results. In the energy and utilities sectors, stock selection proved beneficial.

Financials Stocks Were Key Detractors

Stock selection in financials and an underweight allocation to the sector hampered relative performance. Financials stocks rebounded strongly following the surprise presidential election results, as investors appeared to welcome the possibility of reduced regulation and stronger economic growth. Not owning several strong performers in the banking and capital markets industries, such as Bank of America and JPMorgan Chase, weighed on performance. Fund holding EZCORP was a key detractor in the sector. The company operates pawnshops in the U.S., and investors appeared to worry about the company's large new offering of convertible debt.

Elsewhere, Buffalo Wild Wings was a significant detractor. The restaurant chain’s stock price fell sharply after the company reported disappointing earnings and revenue. Similarly, management consulting firm Navigant Consulting fell on weaker-than-anticipated profit growth. Ramco-Gershenson Properties Trust, a real estate investment trust that owns shopping malls, suffered along with concerns about weakness in retail shopping. Lighting solutions firm Acuity Brands detracted following disappointing quarterly results, which the company attributed to weaker-than-expected demand in the North America market. Ramco-Gershenson and Acuity Brands were eliminated from the portfolio.

Energy and Utilities Led Contributors

Stock selection in the oil, gas, and consumable fuels industry benefited performance in the energy sector. Resolute Energy was a top contributor in the sector, aided by positive investor sentiment regarding a major acquisition. Resolute Energy was eliminated. Stock selection among utilities was also positive, aided by not owning several poor performers, such as Southern and Duke Energy.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Other top contributors included Scientific Games, which provides gambling equipment and services. The company has reported solid earnings growth, and investors reacted favorably to a planned focus on interactive games. NeoPhotonics benefited fund performance, aided by a positive earnings revision and optimism about the semiconductor communications business. The holding was eliminated. Infrastructure engineering firm MasTec was a top contributor as it reported strong earnings and revenue. Mobile payment firm Square reported very good results in topline growth. The company has historically focused on smaller merchants but it is successfully moving up to larger businesses.

Outlook

Stocks performed well over the past fiscal year despite political, economic, and geopolitical surprises. Whatever the backdrop, we continue to employ a disciplined investment approach that uses a quantitative process that combines market conditions and company-specific characteristics to identify opportunities in any given market environment. The quantitative model allows us to uncover investments across the growth, value, and market-capitalization spectrums. At period end, the process pointed the portfolio to overweights in the energy and materials sectors. The largest underweight was in the financials sector.

Fund Characteristics

JULY 31, 2017
Top Ten Holdings	% of net assets
Amazon.com, Inc.	3.4%
Apple, Inc.	2.5%
Williams Partners LP	2.0%
Marathon Petroleum Corp.	1.6%
InfraREIT, Inc.	1.6%
Microsoft Corp.	1.5%
TransDigm Group, Inc.	1.4%
NextEra Energy, Inc.	1.4%
AgroFresh Solutions, Inc.	1.4%
Tronox Ltd., Class A	1.4%

Top Five Industries	% of net assets
IT Services	6.6%
Oil, Gas and Consumable Fuels	6.1%
Software	5.3%
Capital Markets	4.6%
Equity Real Estate Investment Trusts (REITs)	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.6)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2017 to July 31, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,078.00	$5.93	1.15%
I Class	$1,000	$1,078.50	$4.90	0.95%
R Class	$1,000	$1,074.80	$8.49	1.65%
R5 Class	$1,000	$1,044.00(2)	$3.01(3)	0.95%
R6 Class	$1,000	$1,079.20	$4.12	0.80%
Advisor Class	$1,000	$1,076.10	$7.21	1.40%
Hypothetical
Investor Class	$1,000	$1,019.09	$5.76	1.15%
I Class	$1,000	$1,020.08	$4.76	0.95%
R Class	$1,000	$1,016.61	$8.25	1.65%
R5 Class	$1,000	$1,020.08(4)	$4.76(4)	0.95%
R6 Class	$1,000	$1,020.83	$4.01	0.80%
Advisor Class	$1,000	$1,017.85	$7.00	1.40%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through July 31, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 113, the number of days in the period from April 10, 2017 (commencement of sale) through July 31, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

Schedule of Investments

JULY 31, 2017

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 2.1%
Aerojet Rocketdyne Holdings, Inc.(1)	11,760	$275,772
Boeing Co. (The)	1,373	332,898
TransDigm Group, Inc.	5,086	1,434,964
		2,043,634
Airlines — 0.9%
Delta Air Lines, Inc.	18,525	914,394
Banks — 2.4%
CIT Group, Inc.	11,395	542,972
M&T Bank Corp.	6,017	981,673
Wells Fargo & Co.	16,040	865,198
		2,389,843
Beverages — 1.0%
PepsiCo, Inc.	8,407	980,340
Biotechnology — 2.0%
AbbVie, Inc.	4,933	344,866
Amgen, Inc.	2,364	412,542
Bioverativ, Inc.(1)	7,981	494,582
Gilead Sciences, Inc.	9,891	752,606
		2,004,596
Building Products — 0.6%
Simpson Manufacturing Co., Inc.	12,373	548,000
Capital Markets — 4.6%
AllianceBernstein Holding LP	26,154	647,312
Charles Schwab Corp. (The)	24,827	1,065,078
Evercore Partners, Inc., Class A	10,223	804,039
Janus Henderson Group plc(1)	39,718	1,330,156
Waddell & Reed Financial, Inc., Class A	32,208	665,739
		4,512,324
Chemicals — 4.2%
AgroFresh Solutions, Inc.(1)	175,743	1,370,795
Praxair, Inc.	3,580	465,973
Sensient Technologies Corp.	12,570	934,705
Tronox Ltd., Class A	70,504	1,366,368
		4,137,841
Communications Equipment — 0.9%
Cisco Systems, Inc.	29,381	924,032
Construction and Engineering — 0.7%
MasTec, Inc.(1)	15,256	704,827
Consumer Finance — 2.0%
Credit Acceptance Corp.(1)	1,236	307,888
EZCORP, Inc., Class A(1)	81,709	637,330
Synchrony Financial	33,482	1,015,174
		1,960,392
Distributors — 0.9%
Genuine Parts Co.	10,162	863,059

	Shares	Value
Diversified Telecommunication Services — 1.9%
Verizon Communications, Inc.	14,886	$720,482
Zayo Group Holdings, Inc.(1)	35,510	1,164,373
		1,884,855
Electric Utilities — 2.5%
Avangrid, Inc.	24,468	1,111,337
NextEra Energy, Inc.	9,692	1,415,904
		2,527,241
Electronic Equipment, Instruments and Components — 1.5%
Corning, Inc.	22,888	666,957
Plexus Corp.(1)	15,530	832,563
		1,499,520
Equity Real Estate Investment Trusts (REITs) — 4.5%
Ashford Hospitality Trust, Inc.	60,002	377,412
CubeSmart	37,180	916,859
CyrusOne, Inc.	7,622	455,110
InfraREIT, Inc.(1)	68,867	1,548,819
Sunstone Hotel Investors, Inc.	25,742	419,080
VEREIT, Inc.	93,685	778,522
		4,495,802
Financial Services — 0.3%
HFF, Inc., Class A	8,729	320,529
Food and Staples Retailing — 2.0%
Wal-Mart Stores, Inc.	14,473	1,157,695
Walgreens Boots Alliance, Inc.	9,798	790,405
		1,948,100
Food Products — 1.9%
Blue Buffalo Pet Products, Inc.(1)	27,860	623,228
Calavo Growers, Inc.	17,161	1,270,772
		1,894,000
Health Care Equipment and Supplies — 1.9%
Abbott Laboratories	18,296	899,797
Varian Medical Systems, Inc.(1)	10,080	978,970
		1,878,767
Health Care Providers and Services — 4.4%
Aetna, Inc.	7,120	1,098,687
Cardinal Health, Inc.	8,630	666,754
Community Health Systems, Inc.(1)	40,174	287,244
Express Scripts Holding Co.(1)	8,418	527,303
HCA Healthcare, Inc.(1)	12,287	987,138
UnitedHealth Group, Inc.	4,333	831,113
		4,398,239
Hotels, Restaurants and Leisure — 2.5%
Buffalo Wild Wings, Inc.(1)	7,444	800,230
Royal Caribbean Cruises Ltd.	6,231	704,539
Scientific Games Corp., Class A(1)	25,521	945,553
		2,450,322
Household Products — 0.9%
Procter & Gamble Co. (The)	9,881	897,392
Independent Power and Renewable Electricity Producers — 1.3%
Ormat Technologies, Inc.	22,002	1,304,719

	Shares	Value
Industrial Conglomerates — 1.1%
3M Co.	5,201	$1,046,285
Insurance — 1.3%
CNA Financial Corp.	9,634	500,486
Old Republic International Corp.	41,043	805,264
		1,305,750
Internet and Direct Marketing Retail — 3.4%
Amazon.com, Inc.(1)	3,441	3,398,951
Internet Software and Services — 1.0%
Stamps.com, Inc.(1)	3,091	457,777
Yelp, Inc., Class A(1)	17,206	559,711
		1,017,488
IT Services — 6.6%
Convergys Corp.	29,617	709,919
EPAM Systems, Inc.(1)	7,278	625,399
Fiserv, Inc.(1)	8,463	1,087,496
International Business Machines Corp.	5,545	802,195
Square, Inc., Class A(1)	14,220	374,697
Total System Services, Inc.	16,744	1,062,574
Vantiv, Inc., Class A(1)	14,396	914,866
Western Union Co. (The)	50,175	990,956
		6,568,102
Leisure Products — 0.4%
Sturm Ruger & Co., Inc.	6,442	371,059
Life Sciences Tools and Services — 1.7%
Enzo Biochem, Inc.(1)	47,329	513,520
Waters Corp.(1)	6,856	1,189,104
		1,702,624
Machinery — 0.7%
Pentair plc	10,252	646,594
Media — 3.0%
Comcast Corp., Class A	24,159	977,231
Interpublic Group of Cos., Inc. (The)	28,406	613,854
Omnicom Group, Inc.	10,097	795,038
Sinclair Broadcast Group, Inc., Class A	6,518	234,974
Walt Disney Co. (The)	3,314	364,308
		2,985,405
Metals and Mining — 0.5%
Teck Resources Ltd., Class B	25,053	543,400
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Annaly Capital Management, Inc.	27,031	325,183
Oil, Gas and Consumable Fuels — 6.1%
Anadarko Petroleum Corp.	6,217	283,930
EQT Corp.	5,095	324,552
Exxon Mobil Corp.	13,695	1,096,148
Marathon Petroleum Corp.	28,013	1,568,448
Williams Cos., Inc. (The)	23,603	750,103
Williams Partners LP	48,067	1,991,416
		6,014,597
Personal Products — 0.3%
Medifast, Inc.	7,300	311,637

	Shares	Value
Pharmaceuticals — 3.2%
Johnson & Johnson	9,961	$1,322,024
Pfizer, Inc.	27,528	912,828
Prestige Brands Holdings, Inc.(1)	17,382	932,197
		3,167,049
Professional Services — 3.1%
Equifax, Inc.	7,051	1,025,497
Navigant Consulting, Inc.(1)	47,901	810,964
TransUnion(1)	27,168	1,245,110
		3,081,571
Road and Rail — 0.7%
Saia, Inc.(1)	12,370	672,309
Semiconductors and Semiconductor Equipment — 3.6%
Intel Corp.	25,644	909,593
Lam Research Corp.	3,936	627,634
Micron Technology, Inc.(1)	21,783	612,538
Power Integrations, Inc.	8,096	571,982
Tower Semiconductor Ltd.(1)	31,738	829,949
		3,551,696
Software — 5.3%
CA, Inc.	7,785	241,647
Fortinet, Inc.(1)	22,609	834,498
Microsoft Corp.	20,081	1,459,889
Progress Software Corp.	30,317	970,447
RealPage, Inc.(1)	26,204	1,015,405
VMware, Inc., Class A(1)	7,947	736,766
		5,258,652
Specialty Retail — 2.3%
Barnes & Noble, Inc.	70,988	578,552
Home Depot, Inc. (The)	3,829	572,819
Ulta Salon Cosmetics & Fragrance, Inc.(1)	2,873	721,726
Williams-Sonoma, Inc.	8,909	413,645
		2,286,742
Technology Hardware, Storage and Peripherals — 2.5%
Apple, Inc.	16,593	2,467,877
Textiles, Apparel and Luxury Goods — 0.6%
Skechers U.S.A., Inc., Class A(1)	21,258	597,137
Thrifts and Mortgage Finance — 1.4%
Essent Group Ltd.(1)	16,875	648,337
Northwest Bancshares, Inc.	15,867	255,459
Walker & Dunlop, Inc.(1)	9,775	491,194
		1,394,990
Tobacco — 1.3%
Altria Group, Inc.	12,885	837,139
Vector Group Ltd.	23,601	475,088
		1,312,227
Wireless Telecommunication Services — 0.9%
Sprint Corp.(1)	64,802	517,120

	Shares	Value
Vodafone Group plc ADR	13,275	$394,002
		911,122
TOTAL COMMON STOCKS (Cost $89,094,163)		98,421,215
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.375%, 9/30/17 - 1/15/28, valued at $635,579), in a joint trading account at 0.87%, dated 7/31/17, due 8/1/17 (Delivery value $623,221)		623,206
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $724,423), at 0.34%, dated 7/31/17, due 8/1/17 (Delivery value $708,007)		708,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	392	392
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,331,598)		1,331,598
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $90,425,761)		99,752,813
OTHER ASSETS AND LIABILITIES — (0.6)%		(557,537)
TOTAL NET ASSETS — 100.0%		$99,195,276

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	32,599	USD	25,701	Morgan Stanley	9/29/17	$467
CAD	55,989	USD	44,779	Morgan Stanley	9/29/17	166
USD	370,518	CAD	489,689	Morgan Stanley	9/29/17	(22,571)
USD	15,645	CAD	20,243	Morgan Stanley	9/29/17	(605)
USD	13,772	CAD	17,773	Morgan Stanley	9/29/17	(495)
USD	14,671	CAD	18,950	Morgan Stanley	9/29/17	(540)
USD	20,058	CAD	25,075	Morgan Stanley	9/29/17	(70)
USD	14,202	CAD	17,640	Morgan Stanley	9/29/17	42
USD	48,927	CAD	61,071	Morgan Stanley	9/29/17	(97)
GBP	6,387	USD	8,328	Morgan Stanley	9/29/17	115
GBP	5,957	USD	7,799	Morgan Stanley	9/29/17	77
USD	326,283	GBP	255,671	Morgan Stanley	9/29/17	(11,711)
USD	10,157	GBP	7,815	Morgan Stanley	9/29/17	(175)
						$(35,397)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2017
Assets
Investment securities, at value (cost of $90,425,761)	$99,752,813
Receivable for investments sold	1,747,659
Receivable for capital shares sold	123,935
Unrealized appreciation on forward foreign currency exchange contracts	867
Dividends and interest receivable	63,528
101,688,802

Liabilities
Payable for investments purchased	1,875,723
Payable for capital shares redeemed	485,086
Unrealized depreciation on forward foreign currency exchange contracts	36,264
Accrued management fees	94,002
Distribution and service fees payable	2,451
2,493,526

Net Assets	$99,195,276

Net Assets Consist of:
Capital (par value and paid-in surplus)	$88,389,978
Undistributed net investment income	723,007
Undistributed net realized gain	790,636
Net unrealized appreciation	9,291,655
$99,195,276

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$78,040,478	3,766,092	$20.72
I Class, $0.01 Par Value	$12,914,268	618,606	$20.88
R Class, $0.01 Par Value	$4,479,808	221,225	$20.25
R5 Class, $0.01 Par Value	$5,219	250	$20.88
R6 Class, $0.01 Par Value	$985,363	46,667	$21.11
Advisor Class, $0.01 Par Value	$2,770,140	135,092	$20.51

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $622)	$2,013,994
Interest	2,441
2,016,435

Expenses:
Management fees	1,072,736
Distribution and service fees:
R Class	18,468
Advisor Class	17,541
Directors' fees and expenses	2,902
Other expenses	1,697
1,113,344

Net investment income (loss)	903,091

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,230,200
Foreign currency transactions	40,430
7,270,630

Change in net unrealized appreciation (depreciation) on:
Investments	3,246,571
Translation of assets and liabilities in foreign currencies	(30,963)
3,215,608

Net realized and unrealized gain (loss)	10,486,238

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,389,329

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$903,091	$703,093
Net realized gain (loss)	7,270,630	(2,483,004)
Change in net unrealized appreciation (depreciation)	3,215,608	4,992,560
Net increase (decrease) in net assets resulting from operations	11,389,329	3,212,649

Distributions to Shareholders
From net investment income:
Investor Class	(707,284)	(163,378)
I Class	(112,982)	(7,363)
R Class	(17,887)	—
R6 Class	(28)	—
Advisor Class	(61,896)	(3,890)
Decrease in net assets from distributions	(900,077)	(174,631)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(672,676)	43,723,637

Net increase (decrease) in net assets	9,816,576	46,761,655

Net Assets
Beginning of period	89,378,700	42,617,045
End of period	$99,195,276	$89,378,700

Undistributed net investment income	$723,007	$733,654

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2017

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Adaptive All Cap Fund (formerly Legacy Multi Cap Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers the Investor Class, I Class (formerly Institutional Class), R Class, R5 Class, R6 Class and Advisor Class. Sale of the R5 Class and R6 Class commenced on April 10, 2017 and December 1, 2016, respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended July 31, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.15%	1.15%
I Class	0.65% to 0.95%	0.95%
R Class	0.85% to 1.15%	1.15%
R5 Class	0.65% to 0.95%	0.95%
R6 Class	0.50% to 0.80%	0.80%
Advisor Class	0.85% to 1.15%	1.15%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,760,587 and $33,504, respectively. The effect of interfund transactions on the Statement of Operations was $7,891 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended July 31, 2017 were $99,111,457 and $98,760,712, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2017(1)		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,535,888	$29,985,032	3,461,341	$60,195,901
Issued in reinvestment of distributions	35,661	689,679	9,039	156,372
Redeemed	(1,641,743)	(31,984,773)	(1,654,227)	(28,697,302)
	(70,194)	(1,310,062)	1,816,153	31,654,971
I Class
Sold	362,329	7,132,416	402,963	6,905,622
Issued in reinvestment of distributions	5,806	112,982	423	7,363
Redeemed	(101,964)	(2,052,327)	(77,938)	(1,368,930)
	266,171	5,193,071	325,448	5,544,055
R Class
Sold	107,690	2,029,664	144,859	2,467,531
Issued in reinvestment of distributions	943	17,887	—	—
Redeemed	(42,002)	(795,196)	(26,349)	(451,497)
	66,631	1,252,355	118,510	2,016,034
R5 Class
Sold	250	5,000	N/A
R6 Class
Sold	46,666	993,893	N/A
Issued in reinvestment of distributions	1	28
	46,667	993,921
Advisor Class
Sold	73,421	1,405,769	527,951	8,997,394
Issued in reinvestment of distributions	3,230	61,896	227	3,890
Redeemed	(421,935)	(8,274,626)	(265,474)	(4,492,707)
	(345,284)	(6,806,961)	262,704	4,508,577
Net increase (decrease)	(35,759)	$(672,676)	2,522,815	$43,723,637

(1) April 10, 2017 (commencement of sale) through July 31, 2017 for the R5 Class and December 1, 2016 (commencement of sale) through July 31, 2017 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$98,421,215	—	—
Temporary Cash Investments	392	$1,331,206	—
	$98,421,607	$1,331,206	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$867	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$36,264	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,136,961.

The value of foreign currency risk derivative instruments as of July 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $867 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $36,264 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended July 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $40,401 in net realized gain (loss) on foreign currency transactions and $(30,963) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$900,077	$174,631
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$90,511,079
Gross tax appreciation of investments	$11,696,716
Gross tax depreciation of investments	(2,454,982)
Net tax appreciation (depreciation) of investments	$9,241,734
Undistributed ordinary income	$687,610
Accumulated long-term gains	$875,954

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and timing and recognition of partnership income.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$18.55	0.19	2.17	2.36	(0.19)	$20.72	12.85%	1.15%	0.97%	105%	$78,040
2016	$18.54	0.18	(0.12)(3)	0.06	(0.05)	$18.55	0.36%	1.16%	1.06%	126%	$71,170
2015	$16.35	0.09	2.18	2.27	(0.08)	$18.54	13.94%	1.16%	0.48%	193%	$37,463
2014	$14.46	0.09	2.01	2.10	(0.21)	$16.35	14.60%	1.15%	0.54%	175%	$21,232
2013	$11.30	0.15	3.20	3.35	(0.19)	$14.46	30.01%	1.16%	1.21%	170%	$9,801
I Class(4)
2017	$18.69	0.21	2.21	2.42	(0.23)	$20.88	13.03%	0.95%	1.17%	105%	$12,914
2016	$18.68	0.23	(0.13)(3)	0.10	(0.09)	$18.69	0.55%	0.96%	1.26%	126%	$6,587
2015	$16.47	0.11	2.22	2.33	(0.12)	$18.68	14.19%	0.96%	0.68%	193%	$504
2014	$14.56	0.12	2.03	2.15	(0.24)	$16.47	14.86%	0.95%	0.74%	175%	$32
2013	$11.38	0.18	3.21	3.39	(0.21)	$14.56	30.23%	0.96%	1.41%	170%	$23
R Class
2017	$18.13	0.07	2.14	2.21	(0.09)	$20.25	12.23%	1.65%	0.47%	105%	$4,480
2016	$18.16	0.10	(0.13)(3)	(0.03)	—	$18.13	(0.17)%	1.66%	0.56%	126%	$2,803
2015	$16.01	(0.01)	2.16	2.15	—	$18.16	13.43%	1.66%	(0.02)%	193%	$655
2014	$14.16	—(5)	1.98	1.98	(0.13)	$16.01	14.03%	1.65%	0.04%	175%	$142
2013	$11.07	0.06	3.16	3.22	(0.13)	$14.16	29.36%	1.66%	0.71%	170%	$112

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2017(6)	$20.00	0.04	0.84	0.88	—	$20.88	4.40%	0.95%(7)	0.58%(7)	105%(8)	$5
R6 Class
2017(9)	$19.04	0.01	2.08	2.09	(0.02)	$21.11	11.05%	0.80%(7)	0.07%(7)	105%(8)	$985
Advisor Class
2017	$18.36	0.16	2.13	2.29	(0.14)	$20.51	12.53%	1.40%	0.72%	105%	$2,770
2016	$18.35	0.14	(0.12)(3)	0.02	(0.01)	$18.36	0.11%	1.41%	0.81%	126%	$8,819
2015	$16.18	0.05	2.16	2.21	(0.04)	$18.35	13.67%	1.41%	0.23%	193%	$3,995
2014	$14.31	0.05	1.99	2.04	(0.17)	$16.18	14.32%	1.40%	0.29%	175%	$3,221
2013	$11.19	0.12	3.16	3.28	(0.16)	$14.31	29.63%	1.41%	0.96%	170%	$384

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	Per-share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through July 31, 2017.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2017.

(9)	December 1, 2016 (commencement of sale) through July 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adaptive All Cap Fund (formerly, Legacy Multi Cap Fund) (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adaptive All Cap Fund of American Century Growth Funds, Inc. as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods reviewed by the Board and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2017.

For corporate taxpayers, the fund hereby designates $900,077, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $526,832, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2017.

The fund utilized earnings and profits of $622,217 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93183 1709

Annual Report

July 31, 2017

Focused Dynamic Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Sentiment Fueled Rally Among Stocks

The reporting period began on a relatively upbeat note for investors, as major central banks maintained accommodative policies in the wake of the surprise June 2016 Brexit vote (the U.K.’s vote to exit the European Union). Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered risk-on sentiment and equity market returns. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, investment-grade bonds generally struggled. After halting its interest rate-tightening campaign for a year, the Federal Reserve (the Fed) raised short-term interest rates in December 2016. Two more rate hikes followed, lifting the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its massive portfolio of U.S. Treasury and mortgage-backed securities. Against this backdrop, Treasury yields increased, and Treasury returns declined. Corporate bonds—particularly high-yield corporate bonds—were bright spots, generating positive performance against a backdrop of positive corporate earnings, investor demand for yield, and a rallying stock market.

Late in the reporting period, investors began tempering their expectations for President Trump’s policy agenda amid political gridlock on health care and tax reform. Further delays to the president’s pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may soften future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to favor a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACFOX	19.52%	14.23%	6.36%	—	5/31/06
Russell 1000 Growth Index	—	18.05%	15.59%	9.36%	—	—
I Class	ACFSX	19.80%	14.48%	6.58%	—	5/31/06
R Class	ACFCX	18.94%	13.68%	5.83%	—	5/31/06
R6 Class	ACFNX	—	—	—	23.25%	12/1/16
Advisor Class	ACFDX	19.22%	13.97%	6.10%	—	5/31/06
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $18,541

Russell 1000 Growth Index — $24,478

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	R Class	R6 Class	Advisor Class
1.11%	0.91%	1.61%	0.76%	1.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He, and Prabha Ram

Performance Summary

Focused Dynamic Growth returned 19.52%* for the 12 months ended July 31, 2017, outperforming the 18.05% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices delivered strong returns during the reporting period. Within the Russell 1000 Growth Index, total return was largely driven by strong performance in the information technology sector. Consumer discretionary and industrials were other key contributors to the index’s results.

The past 12 months represent the first full year of the fund’s new investment strategy, which features a concentrated portfolio of companies with potential to sustain above-average growth rates. Stock selection and an overweight allocation to the information technology sector were key contributors to the fund’s performance relative to the Russell 1000 Growth Index. Stock selection in the health care sector was also strong. Stock choices in the consumer discretionary and industrials sectors hindered relative performance.

Information Technology Stocks Led Contributors

Within the information technology sector, stock selection among information technology services companies was particularly beneficial. Square, which provides electronic payment services for smaller merchants, performed well. Adoption of its services by its target customer base has continued to be high, and it has successfully begun offering its services to larger businesses. China’s largest social network and online entertainment company Tencent Holdings was a major contributor in the sector. Tencent reported better-than-expected revenue growth. Data analytics company Tableau Software also benefited results. The company has been transforming from a licensing business to a subscription-based business model. Although still in its early stages, the transition has shown signs of success, and the company recently brought in a new chief executive officer, a move we view favorably.

Stock selection in the health care sector benefited relative results. Biopharmaceutical company Ionis Pharmaceuticals was a top contributor. The company recently launched a drug to treat spinal muscular atrophy in partnership with Biogen. There has been strong demand for the drug, and we expect the company’s revenues to be significantly higher than consensus expectations. Intuitive Surgical, a leader in robotics surgery equipment and systems, was also a key contributor. The company reported strong results, particularly growth in the number of procedures using its products, and it raised profit guidance.

Elsewhere, automaker Tesla performed well and benefited results. Near the end of the period, the company started delivery of its new Model 3, which is more of a mass market car than prior models, and investors appeared excited about the Model 3’s potential. Another factor supporting the stock was the future Model Y, a crossover vehicle, which may open an additional market.

Consumer Discretionary Holdings Were Key Detractors

Security selection in the consumer discretionary sector detracted from relative performance, particularly in the specialty retail industry. Automotive parts retailer O’Reilly Automotive and

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

discount retailer Ross Stores struggled due to overall weakness among retailers amid fears of increased online competition. We eliminated O’Reilly Automotive from the portfolio. Restaurant operator Chipotle Mexican Grill hurt results. Although the company’s fundamentals have improved and store traffic has begun to rebound following health-related food issues from a few years ago, Chipotle has struggled recently along with other restaurants. Athletic apparel firm Under Armour reported strong sales though overall results trailed expectations. The company is being impacted by increased competition and consolidation among sporting goods retailers that carry its products. Under Armour was eliminated from the portfolio.

Other major detractors included Boston Beer. The company has lost market share to local craft brewers, and some of its seasonal offerings did not perform well. Security software company Splunk detracted. Although the company’s topline growth was good, licensing growth was below market expectations. Like other companies moving from licensing to subscription-based business models, Splunk’s licensing growth could be expected to decline if the transition is succeeding; however, investors seemed to focus on that factor, which pressured shares. We believe continued success in shifting its business model will be positive for the company in the long term.

Outlook

The fund typically holds a relatively small number of stocks (30 to 45) that we believe can sustain their high growth rates and have potential for long-term capital appreciation in excess of the fund’s benchmark. The fund’s sector allocations are primarily the result of this investment process emphasizing growth and individual security selection. At the end of the reporting period, the health care and information technology sectors represented the largest overweight allocations versus the benchmark. The portfolio held no real estate, telecommunication services, or utilities stocks.

6

Fund Characteristics

JULY 31, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc., Class C	4.6%
Square, Inc., Class A	4.6%
Tableau Software, Inc., Class A	4.3%
Facebook, Inc., Class A	3.8%
Apple, Inc.	3.4%
Tesla, Inc.	3.4%
FANUC Corp.	3.3%
Chipotle Mexican Grill, Inc., Class A	3.3%
MasterCard, Inc., Class A	3.3%
Amazon.com, Inc.	3.2%

Top Five Industries	% of net assets
Internet Software and Services	14.6%
Biotechnology	13.7%
Machinery	11.0%
IT Services	10.1%
Software	7.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.0%
Foreign Common Stocks*	7.2%
Total Common Stocks	97.2%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,166.80	$5.48	1.02%
I Class	$1,000	$1,168.00	$4.41	0.82%
R Class	$1,000	$1,163.90	$8.16	1.52%
R6 Class	$1,000	$1,168.30	$3.60	0.67%
Advisor Class	$1,000	$1,165.30	$6.82	1.27%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.11	1.02%
I Class	$1,000	$1,020.73	$4.11	0.82%
R Class	$1,000	$1,017.26	$7.60	1.52%
R6 Class	$1,000	$1,021.47	$3.36	0.67%
Advisor Class	$1,000	$1,018.50	$6.36	1.27%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JULY 31, 2017

	Shares	Value
COMMON STOCKS — 97.2%
Automobiles — 3.4%
Tesla, Inc.(1)	2,263	$732,013
Beverages — 3.1%
Boston Beer Co., Inc. (The), Class A(1)	4,282	671,418
Biotechnology — 13.7%
Biogen, Inc.(1)	1,987	575,415
Celgene Corp.(1)	3,867	523,631
Ionis Pharmaceuticals, Inc.(1)	12,113	634,721
Regeneron Pharmaceuticals, Inc.(1)	1,033	507,843
Spark Therapeutics, Inc.(1)	5,436	385,956
Vertex Pharmaceuticals, Inc.(1)	2,123	322,314
		2,949,880
Capital Markets — 3.1%
Intercontinental Exchange, Inc.	9,979	665,699
Chemicals — 1.9%
Ecolab, Inc.	3,189	419,896
Electronic Equipment, Instruments and Components — 2.8%
Cognex Corp.	6,278	596,787
Health Care Equipment and Supplies — 2.7%
Intuitive Surgical, Inc.(1)	624	585,474
Hotels, Restaurants and Leisure — 3.3%
Chipotle Mexican Grill, Inc., Class A(1)	2,055	706,447
Internet and Direct Marketing Retail — 4.9%
Amazon.com, Inc.(1)	704	695,397
Netflix, Inc.(1)	1,982	360,050
		1,055,447
Internet Software and Services — 14.6%
Alphabet, Inc., Class C(1)	1,075	1,000,288
Baidu, Inc. ADR(1)	1,867	422,595
Facebook, Inc., Class A(1)	4,873	824,755
Okta, Inc.(1)	22,001	482,922
Tencent Holdings Ltd.	10,400	417,289
		3,147,849
IT Services — 10.1%
MasterCard, Inc., Class A	5,500	702,900
Square, Inc., Class A(1)	37,313	983,197
Visa, Inc., Class A	4,944	492,225
		2,178,322
Machinery — 11.0%
FANUC Corp.	3,500	716,382
Middleby Corp. (The)(1)	4,909	641,508
WABCO Holdings, Inc.(1)	2,634	362,359

10

	Shares	Value
Wabtec Corp.	8,636	$650,809
		2,371,058
Oil, Gas and Consumable Fuels — 1.7%
Concho Resources, Inc.(1)	2,828	368,375
Personal Products — 2.5%
Estee Lauder Cos., Inc. (The), Class A	5,555	549,889
Professional Services — 1.5%
Verisk Analytics, Inc., Class A(1)	3,741	326,440
Software — 7.4%
salesforce.com, Inc.(1)	3,972	360,658
Splunk, Inc.(1)	5,032	301,970
Tableau Software, Inc., Class A(1)	14,511	935,234
		1,597,862
Specialty Retail — 3.0%
Ross Stores, Inc.	11,814	653,551
Technology Hardware, Storage and Peripherals — 3.4%
Apple, Inc.	4,975	739,932
Textiles, Apparel and Luxury Goods — 3.1%
NIKE, Inc., Class B	11,509	679,606
TOTAL COMMON STOCKS (Cost $17,572,805)		20,995,945
TEMPORARY CASH INVESTMENTS — 2.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.375%, 9/30/17 - 1/15/28, valued at $272,960), in a joint trading account at 0.87%, dated 7/31/17, due 8/1/17 (Delivery value $267,652)		267,646
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $313,403), at 0.34%, dated 7/31/17, due 8/1/17 (Delivery value $304,003)		304,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	231	231
TOTAL TEMPORARY CASH INVESTMENTS (Cost $571,877)		571,877
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $18,144,682)		21,567,822
OTHER ASSETS AND LIABILITIES — 0.2%		32,673
TOTAL NET ASSETS — 100.0%		$21,600,495

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JULY 31, 2017
Assets
Investment securities, at value (cost of $18,144,682)	$21,567,822
Receivable for investments sold	174,464
Receivable for capital shares sold	41,166
Dividends and interest receivable	1,738
21,785,190

Liabilities
Payable for investments purchased	166,508
Payable for capital shares redeemed	525
Accrued management fees	17,548
Distribution and service fees payable	114
184,695

Net Assets	$21,600,495

Net Assets Consist of:
Capital (par value and paid-in surplus)	$23,035,774
Accumulated net investment loss	(60,570)
Accumulated net realized loss	(4,797,916)
Net unrealized appreciation	3,423,207
$21,600,495

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,974,537	1,044,488	$20.08
I Class, $0.01 Par Value	$134,273	6,662	$20.16
R Class, $0.01 Par Value	$97,926	4,944	$19.81
R6 Class, $0.01 Par Value	$30,818	1,510	$20.41
Advisor Class, $0.01 Par Value	$362,941	18,195	$19.95

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JULY 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $392)	$46,755
Interest	1,430
48,185

Expenses:
Management fees	143,745
Distribution and service fees:
R Class	469
Advisor Class	1,007
Directors' fees and expenses	384
Other expenses	178
145,783
Fees waived(1)	(10,465)
135,318

Net investment income (loss)	(87,133)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(156,979)
Foreign currency transactions	(228)
(157,207)

Change in net unrealized appreciation (depreciation) on:
Investments	2,823,871
Translation of assets and liabilities in foreign currencies	67
2,823,938

Net realized and unrealized gain (loss)	2,666,731

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,579,598

(1)	Amount consists of $10,017, $36, $75, $15 and $322 for Investor Class, I Class, R Class, R6 Class and Advisor Class, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$(87,133)	$112,425
Net realized gain (loss)	(157,207)	(218,099)
Change in net unrealized appreciation (depreciation)	2,823,938	(59,784)
Net increase (decrease) in net assets resulting from operations	2,579,598	(165,458)

Distributions to Shareholders
From net investment income:
Investor Class	(110,059)	(123,928)
I Class	(262)	(459)
R Class	(150)	(2,619)
R6 Class	(31)	—
Advisor Class	(3,520)	(7,646)
Decrease in net assets from distributions	(114,022)	(134,652)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	9,131,862	(3,150,493)

Net increase (decrease) in net assets	11,597,438	(3,450,603)

Net Assets
Beginning of period	10,003,057	13,453,660
End of period	$21,600,495	$10,003,057

Accumulated undistributed net investment income (loss)	$(60,570)	$113,888

 See Notes to Financial Statements.

14

Notes to Financial Statements

JULY 31, 2017

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Dynamic Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), R Class, R6 Class and Advisor Class. Sale of the R6 Class commenced on December 1, 2016.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

15

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended July 31, 2017, the investment advisor agreed to waive 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until November 30, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.80% to 1.10%	1.10%	1.02%
I Class	0.60% to 0.90%	0.90%	0.82%
R Class	0.80% to 1.10%	1.10%	1.02%
R6 Class	0.45% to 0.75%	0.75%	0.67%
Advisor Class	0.80% to 1.10%	1.10%	1.02%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period,

17

the interfund purchases and sales were $87,809 and $10,579, respectively. The effect of interfund transactions on the Statement of Operations was $147 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended July 31, 2017 were $11,342,310 and $2,730,806, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2017(1)		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	731,261	$13,488,885	80,554	$1,278,832
Issued in reinvestment of distributions	6,349	106,341	7,731	121,220
Redeemed	(231,470)	(4,134,952)	(272,464)	(4,283,187)
	506,140	9,460,274	(184,179)	(2,883,135)
I Class
Sold	5,467	106,072	—	—
Issued in reinvestment of distributions	16	262	29	459
Redeemed	(761)	(12,883)	—	—
	4,722	93,451	29	459
R Class
Sold	5,386	97,928	3,897	59,808
Issued in reinvestment of distributions	9	150	169	2,619
Redeemed	(22,736)	(389,197)	(12,103)	(193,645)
	(17,341)	(291,119)	(8,037)	(131,218)
R6 Class			N/A
Sold	1,508	25,000
Issued in reinvestment of distributions	2	31
	1,510	25,031
Advisor Class
Sold	4,672	79,756	11,826	184,312
Issued in reinvestment of distributions	211	3,520	490	7,646
Redeemed	(13,308)	(239,051)	(21,263)	(328,557)
	(8,425)	(155,775)	(8,947)	(136,599)
Net increase (decrease)	486,606	$9,131,862	(201,134)	$(3,150,493)

(1) December 1, 2016 (commencement of sale) through July 31, 2017 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

18

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Internet Software and Services	$2,730,560	$417,289	—
Machinery	1,654,676	716,382	—
Other industries	15,477,038	—	—
Temporary Cash Investments	231	571,646	—
	$19,862,505	$1,705,317	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$114,022	$134,652
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to the expiration of capital loss carryovers, were made to capital $(3,874,070), accumulated net investment loss $26,697, and accumulated net realized loss $3,847,373.

19

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$18,153,463
Gross tax appreciation of investments	$3,728,488
Gross tax depreciation of investments	(314,129)
Net tax appreciation (depreciation) of investments	3,414,359
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(191)
Net tax appreciation (depreciation)	$3,414,168
Undistributed ordinary income	—
Accumulated short-term capital losses	$(4,789,135)
Late-year ordinary loss deferral	$(60,312)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(4,341,218) expire in 2018 and the remaining losses are unlimited.

Loss deferrals represent certain qualified losses that the funds have elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$16.99	(0.12)	3.40	3.28	(0.19)	$20.08	19.52%	1.02%	1.10%	(0.65)%	(0.73)%	21%	$20,975
2016	$17.04	0.18	(0.02)	0.16	(0.21)	$16.99	1.03%	1.10%	1.11%	1.11%	1.10%	250%	$9,147
2015	$16.06	0.13	1.07	1.20	(0.22)	$17.04	7.55%	1.11%	1.11%	0.76%	0.76%	216%	$12,309
2014	$13.61	0.22	2.37	2.59	(0.14)	$16.06	19.16%	1.10%	1.10%	1.46%	1.46%	228%	$14,829
2013	$11.11	0.17	2.62	2.79	(0.29)	$13.61	25.74%	1.11%	1.11%	1.39%	1.39%	253%	$9,897
I Class (3)
2017	$17.05	(0.09)	3.42	3.33	(0.22)	$20.16	19.80%	0.82%	0.90%	(0.45)%	(0.53)%	21%	$134
2016	$17.10	0.20	(0.01)	0.19	(0.24)	$17.05	1.23%	0.90%	0.91%	1.31%	1.30%	250%	$33
2015	$16.12	0.17	1.06	1.23	(0.25)	$17.10	7.74%	0.91%	0.91%	0.96%	0.96%	216%	$33
2014	$13.67	0.25	2.37	2.62	(0.17)	$16.12	19.32%	0.90%	0.90%	1.66%	1.66%	228%	$18
2013	$11.14	0.19	2.65	2.84	(0.31)	$13.67	26.19%	0.91%	0.91%	1.59%	1.59%	253%	$15
R Class
2017	$16.76	(0.18)	3.33	3.15	(0.10)	$19.81	18.94%	1.52%	1.60%	(1.15)%	(1.23)%	21%	$98
2016	$16.81	0.09	(0.01)	0.08	(0.13)	$16.76	0.54%	1.60%	1.61%	0.61%	0.60%	250%	$374
2015	$15.84	0.04	1.07	1.11	(0.14)	$16.81	7.04%	1.61%	1.61%	0.26%	0.26%	216%	$510
2014	$13.43	0.06	2.42	2.48	(0.07)	$15.84	18.51%	1.60%	1.60%	0.96%	0.96%	228%	$423
2013	$10.96	0.11	2.60	2.71	(0.24)	$13.43	25.20%	1.61%	1.61%	0.89%	0.89%	253%	$19

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017(5)	$16.58	(0.04)	3.89	3.85	(0.02)	$20.41	23.25%	0.67%(4)	0.75%(4)	(0.34)%(4)	(0.42)%(4)	21%(7)	$31
Advisor Class
2017	$16.88	(0.16)	3.38	3.22	(0.15)	$19.95	19.22%	1.27%	1.35%	(0.90)%	(0.98)%	21%	$363
2016	$16.92	0.13	—(6)	0.13	(0.17)	$16.88	0.85%	1.35%	1.36%	0.86%	0.85%	250%	$449
2015	$15.95	0.09	1.06	1.15	(0.18)	$16.92	7.26%	1.36%	1.36%	0.51%	0.51%	216%	$602
2014	$13.53	0.16	2.37	2.53	(0.11)	$15.95	18.75%	1.35%	1.35%	1.21%	1.21%	228%	$664
2013	$11.03	0.14	2.62	2.76	(0.26)	$13.53	25.62%	1.36%	1.36%	1.14%	1.14%	253%	$191

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	Annualized.

(5)	December 1, 2016 (commencement of sale) through July 31, 2017.

(6)	Per share amount was less than $0.005.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Dynamic Growth Fund (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Dynamic Growth Fund of American Century Growth Funds, Inc. as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2017

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

27

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

28

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.08% (e.g., the Investor Class unified fee will be reduced from 1.10% to 1.02%) for at least one year, beginning August 1, 2017. The Board concluded that the management

29

fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2017.

For corporate taxpayers, the fund hereby designates $114,022, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2017 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93182 1709

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall, Jan M. Lewis and James A. Olson are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $51,000
FY 2017:    $44,836

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $95,000
FY 2017:    $794,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Growth Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 27, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 27, 2017